Other Assets	12 Months Ended
Dec. 31, 2020
Other Assets [Abstract]
Other Assets
Note 11. Other Assets

Other assets consists of:

	December 31, 2020	December 31, 2019
Equity investments	$24,018	$5,421
Pension assets	-	1,686
Other	2,818	3,566
Total	$26,836	$10,673

In October 2020, the Company acquired a 20% stake in Wild Hempettes LLC (“Wild Hempettes”), a leading manufacturer of hemp cigarettes under the WildHemp™ and Hempettes™ brands, for $2.5 million. The Company has options to increase its stake to a 100% ownership position based on certain milestones. As part of the transaction, the Wild Hempettes joint venture was spun off from Crown Distributing LLC and formed as a vehicle for the Company to be the exclusive distributor of Hempettes™ to U.S. bricks and mortar retailers under a profit-sharing arrangement. The Company has provided Wild Hempettes with a secured line of credit up to $2.0 million with a term up to 5 years. The Company accounts for its investment in Wild Hempettes as an equity method investment. The Company recorded investment income of $0.1 million for 2020. Purchases of inventory from Wild Hempettes was $0.5 million in 2020. There were no amounts outstanding at December 31, 2020.

In October 2020, the Company invested $15.0 million in dosistTM, a global cannabinoid company, with an option to invest an additional $15.0 million on pre-determined terms over the next 12 months. The Company received a warrant to receive preferred shares of dosistTM that will automatically be exercised upon the changing of federal laws in the United States, rescheduling cannabis and/or permitting the general cultivation, distribution and possession of cannabis. There were no purchases of inventory from dosistTM in 2020.

In October 2020, the Company invested $1.8 million in BOMANI Cold Buzz, LLC (“BOMANI”), a manufacturer of alcohol-infused cold brew coffee. The Company received rights to receive equity in BOMANI in the event of an equity financing. There were no purchases of inventory from BOMANI in 2020.

The Company has a minority ownership position in Canadian American Standard Hemp (“CASH”). CASH is headquartered in Warwick, Rhode Island, and manufactures cannabidiol isolate (“CBD”) developed through highly efficient and proprietary processes. The investment in CASH positions the Company to participate in the market for hemp-derived products. In the fourth quarter 2019 CASH completed a fundraising round, resulting in the fair value of our investment increasing to $4.0 million. This resulted in a gain of $2 million which is recorded in investment income for 2019. In October 2020, CASH merged with Real Brands, Inc. (“Real Brands”), an over the counter traded shell company. CASH will continue business under the Real Brands name. The Company maintained its ownership position in Real Brands subsequent to the merger. Purchases of inventory from CASH were $0.0 million and $0.6 million in 2020 and 2019, respectively. There were no amounts outstanding at December 31, 2020 and 2019.

In December 2018, the Company acquired a minority ownership position in General Wireless Operations, Inc. (d/b/a RadioShack; “RadioShack”) from 5G gaming LLC, which is owned by Standard General LP, for $0.4 million. Standard General LP has a controlling interest in the Company and qualifies as a related party. The Company will work together with RadioShack on product development and sourcing teams in China. Furthermore, the Company paid $0.0 and 0.2 million in consulting fees in 2020 and 2019, respectively. There were no amounts outstanding at December 31, 2020 and 2019.